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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): DECEMBER 20, 2004

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

              Delaware                000-50677            23-2269490
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    State or other jurisdiction      (Commission        (I.R.S. Employer
         of incorporation)           File Number)      Identification No.)

    3401 Masons Mill Rd., Suite 100, Huntingdon Valley,
                       Pennsylvania                          19006
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         (Address of principal executive offices)          (Zip Code)

Registrant's telephone, including area code: (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)


     Potential persons who are to respond to the collection    SEC 873 (6-03)
     of information contained in this form are not required to respond unless the form displays a current valid OMB control number.

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ITEM 8.01 OTHER EVENTS

        On December 17, 2004, Immunicon Corporation ("Immunicon") issued a press release announcing that one officer adopted a Rule 10b5-1 trading plan to sell portions of company stock over time as part of an individual long-term strategies for asset diversification and tax planning. The stock trading plan is being set up in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934 and the Company's policies regarding stock transactions.

        A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  EXHIBITS

        (c) Exhibits.

                99.1 - Press release dated December 17, 2004.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IMMUNICON CORPORATION

Date: December 20, 2004                    By:    /s/ JAMES G. MURPHY
                                                  ------------------------------
                                           Name:  James G. Murphy
                                           Title: Senior Vice President,
                                                  Finance and Administration
                                                  and Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NUMBER    DOCUMENT
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99.1              Press release dated December 17, 2004.